                                                                    Exhibit 10.2

                               LICENSE AGREEMENT

     THIS LICENSE AGREEMENT (hereinafter referred to as the "License") is made and entered into as of this 1st day of February, 1997, by and between
                            ---        --------    --
Metropolitan Atlanta Rapid Transit Authority ("MARTA"), a Georgia public body corporate, (hereinafter referred to as "Grantor"), and Interstate Fiber Net ("IFN"), a communication carrier organized and existing under the laws of the State of Georgia, (hereinafter referred as "Grantee").

                             W I T N E S S E T H:

     WHEREAS, MARTA is the owner of certain real property (the "Property") constituting all that tract or parcel of land lying and being in Land Lot 14, of the 14th District, Fulton County, Georgia, and being more particularly described in Exhibit "A" attached hereto and made a part hereof;

     WHEREAS, as Interstate Fiber Net wishes to use the Property for the sole purpose of installing a 6" pipe for the installation of a fiber optic cable for communication, to be bored and placed not less than nine (9) feet under the East Line trackway near Harralson Avenue, west of Moreland Avenue ER Sta. 139+10+,

     WHEREAS, MARTA wishes to grant Interstate Fiber Net a License Agreement to the Property for such purpose on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, for and in consideration of the sum of Three Hundred ($300.00) Dollars a year, the receipt and sufficiency of which are hereby acknowledge by MARTA and Interstate Fiber Net, MARTA and Interstate Fiber Net do hereby agree as follows:

     SECTION 1.     Subject to the terms and conditions hereinafter set forth,
     ---------
including without limitation, Section 4, MARTA does hereby grant unto and in favor of Interstate Fiber Net an exclusive License to use the property solely for the purpose of installing a six (6) inch pipe for the installation of a fiber optic cable for communication, to be bored and placed not less than nine
(9) feet under the East line trackway near Harolson Avenue, west of Moreland Avenue, ER Sta. 139+10+.

     SECTION 2.     The term of this License shall be one (1) year, commencing
     ---------
on the date thereof and ending on the day before the first anniversary date hereof, at midnight, unless earlier terminated pursuant to Sections 6, 8, 9, or 10 hereof. Any renewal of this License Agreement must be evidenced in writing and must be signed by an agent of MARTA duly authorized to renew this License.

     Section 3.     Interstate Fiber Net may use the surface of the property
     ---------
during the full term of the License, Interstate Fiber Net, and anyone acting on behalf of Interstate Fiber Net, are expressly prohibited from entering into any and all construction activities upon the property; provided, however, that Interstate Fiber Net may perform construction activities consisting of boring upon the property but only if prior to the commencement thereof a written description of such construction activities is submitted to MARTA and approved in writing by MARTA.

     Section 4.     MARTA hereby reserves the right to access upon, across and
     ---------
through the property for the maintenance, inspection, repair and replacement of any and all facilities of MARTA located within, above or adjacent to the property.

     Section 5.     Interstate Fiber Net is expressly prohibited from using the
     ---------
property for any commercial purpose whatsoever. Only Interstate Fiber Net or such persons or entities as Interstate Fiber Net designates may use the property. Interstate Fiber Net shall not allow the property to be used by the general public.

     Section 6.     Interstate Fiber Net shall not further license, transfer,
     ---------
convey or assign the rights granted under this license. Any attempt to further license, transfer, convey or assign such rights shall be void, and shall be grounds for immediate termination by MARTA of this license.

     Section 7.     All time limits stated herein are of the essence of this
     ---------
license.

     Section 8.     Notwithstanding the term of this license as set forth in
     ---------
Section 2 above, MARTA reserves the right, upon thirty (30) days prior written notice to Interstate Fiber Net, to terminate with or without cause this license, said termination becoming effective on the date set forth in such notice.

     Section 9.     MARTA further reserves the right to immediately terminate
     ---------
this license, upon twenty-four (24) hours written notice to Interstate Fiber Net, in the event of damage to or interference with any MARTA facilities located within, above or adjacent to the property by any person or entity whatsoever.

     Section 10.    Interstate Fiber Net shall have the right at any time during
     ----------
the term hereof, upon thirty (30) days prior written notice to MARTA, to terminate this license, said termination becoming effective on the date set forth in such notice.

     Section 11.    At the expiration of the term of this license, or at the
     ----------
earlier termination hereof pursuant to Sections 6, 9, 10 or 11, Interstate Fiber Net shall surrender the property to MARTA in substantially the same condition as exists as of the date hereof.

     Section 12.    This License contains the entire agreement between MARTA and
     ----------
Interstate Fiber Net and no representations, inducements, promises or agreements, oral or otherwise, between MARTA and Interstate Fiber Net with respect to the subject matter hereof not set forth herein shall be of any force or effect. This license may be amended or modified only by an instrument of equal formality signed by both MARTA and Interstate Fiber Net.

     Section 13. MARTA expressly disclaims any warranty of title and any and all
     ----------
warranties as to the condition of the property and as to the fitness of the property for any particular purposes.

     Section 14. Both MARTA and Interstate Fiber Net expressly agree that no
     ----------
interest in real property whatsoever is hereby conveyed by this license, and that use of the property by Interstate Fiber Net shall not be construed to be an interest in real property of any kind whatsoever.

     Section 15. This license may be executed in duplicate originals, each of
     ----------
which shall be deemed an original and shall constitute but one in the same instrument.

     Section 16. Any notice required or permitted to be given to MARTA and/or
     ----------
Interstate Fiber Net hereunder shall be in writing and sent first class or delivered by hand and shall be addressed as follows to:

          Metropolitan Atlanta Rapid Transit Authority
          Department of Development and Operations
          Manager of Real Estate
          2424 Piedmont Road, Northeast
          Atlanta, Georgia 30324-3330

          Interstate Fiber Net
          Mr. Frank Wilcox
          910 First Avenue
          West Point, Georgia 31833

     IN WITNESS WHEREOF, MARTA, acting by and through its duly authorized officers, has caused this license to be executed and Interstate Fiber Net, acting by and through its duly authorized officers, has caused this license to be executed as of the date first above written.

Approved as to legal form:


[SIGNATURE ILLEGIBLE]
---------------------------------
Counsel, Metropolitan Atlanta
   Rapid Transit Authority




                                               METROPOLITAN ATLANTA RAPID
                                                    TRANSIT AUTHORITY

                                           By:   /s/ John R Brach
                                                 --------------------------
                                         Name:   John R. Brach
                                                 --------------------------
                                        Title:   Acting Vice President,
                                                 Development
                                                 --------------------------


                                       ATTEST:
                                                 __________________________
                                         Name:   Richard H. Lovelace
                                                 --------------------------
                                        Title:   Manager of Real Estate
                                                 --------------------------

                                                     (Corporate Seal)





Approved as to legal form:


__________________________



                                                  INTERSTATE FIBER NET

                                           By:   /s/ Frank Wilcox
                                                 ---------------------------
                                         Name:   Frank Wilcox
                                                 ---------------------------
                                        Title:   VP OPERATIONS
                                                 ---------------------------


                                       ATTEST:   /s/ Doug Shumate
                                                 ---------------------------
                                         Name:   Doug Shumate
                                                 ___________________________
                                        Title:
                                                 ___________________________

                                                     (Corporate Seal)